Exhibit 99.1
Groupon Announces CEO Transition

Dusan Senkypl - Co-Founder of Pale Fire Capital - Appointed Interim CEO, Effective Immediately

Focus On Operational Excellence to Unlock Groupon’s Potential

CHICAGO--(BUSINESS WIRE)-- Groupon, Inc. (NASDAQ: GRPN), a leading destination for local services & experiences, announced that its Board of Directors (Board) has appointed Dusan Senkypl, co-founder of Pale Fire Capital and a member of the Board, to the role of interim Chief Executive Officer, effective immediately. Mr. Senkypl, who will be based in the Czech Republic, will remain on the Groupon Board of Directors. Mr. Senkypl succeeds Kedar Deshpande, who has stepped down as CEO and Director of Groupon and will serve as an advisor to the company for 60 days to aid in a smooth transition.
“Dusan is a proven leader and operator and his experiences leading transformations, building successful internet products and helping grow a marketplace similar to Groupon uniquely position him to step in as our interim CEO at this critical time,” said Ted Leonsis, Chairman of the Groupon Board of Directors. “Since he joined the Board, Dusan has been very engaged as a director, providing important oversight on Groupon’s strategy and strengths and helping the company identify areas in need of improvement. Given this, we believe that he will seamlessly transition into this new leadership role and help the company execute against and continue to refine the supply-led transformation strategy we announced during our fourth quarter earnings call. The Board is focused on accelerating Groupon’s transformation and we are confident that Dusan can help us reach this important goal. We are very excited to see the progress the company can make this year with Dusan as interim CEO.”
“I have a deep appreciation for the dedication that has gone into building this company and am honored to guide Groupon through its transformation and turnaround,” said Mr. Senkypl. “With unique local inventory, over 14 million active local customers and millions of visitor sessions per month, Groupon has valuable assets capable of fueling significant growth when paired with operational excellence. I am excited to build on that foundation to further scale the company’s marketplace and drive increased value for all stakeholders. I have built multiple businesses from the ground up that operated at scale with hundreds of millions of users, and I believe I know what we need to do at Groupon to take the company to the next level.”
Mr. Senkypl added, “After the January restructuring announcement and with the recent amendment to our credit facility, the company has a solid financial foundation to support our transformation this year. From my perspective, Groupon has a clear target environment where the business can compete and win. Our vision is to become the ultimate destination for local services and experiences, a marketplace where trust and value are core to our consumer and merchant value propositions. We operate in a large and attractive market and Groupon is uniquely positioned to extend its market leadership. I believe that we have the right assets in

Exhibit 99.1
place to transform, but we need to do a much better job of incorporating operational excellence into everything we do. We are taking steps to ensure that we have the strong management team and operating systems in place to empower Groupon to make bolder decisions more quickly and ensure that our global team has the utmost clarity on our initiatives and goals. As we improve our execution by following a comprehensive transformation plan, I believe we can increase the value we deliver to our customers and merchant partners, and return the company to growth. I look forward to working closely with the Board and the talented team at Groupon to delight customers, help hard working merchant-partners grow their businesses and build an enduring brand and category leader.”
“It has been a tremendous honor to serve as the CEO of Groupon and I am proud of the goals our team has accomplished together, including a significant reduction of our fixed cost structure. I look forward to watching the company continue to transform into the ultimate destination for local services and experiences under Dusan’s leadership.” said Kedar Desphande.
About Dusan Senkypl
Dusan Senkypl is joining Groupon from Pale Fire Capital, Groupon’s largest shareholder that holds nearly 22% of shares outstanding. Pale Fire is an entrepreneurial investment firm with ~$1 billion in AUM and two established investment strategies in technology private equity and global macro hedge fund. Its private equity portfolio includes ~30 B2C and marketplace companies. Dusan co-founded Pale Fire Capital in 2015 and serves as Chairman and CEO. In conjunction with his appointment to Groupon CEO, Dusan will be stepping down from day-to-day responsibilities at Pale Fire Capital.
Dusan is an entrepreneur by trade. Prior to Pale Fire, Dusan created several global ecommerce and technology projects used by more than 250 million of users. He built ePojisteni.cz and NetBrokers Holding, a dominant fintech player with more than 500 employees, which was bought by a German media group Bauer Media in 2018. He enjoys sports and dedicates a portion of his time to non-profit projects.
About Groupon
Groupon (www.groupon.com) (NASDAQ: GRPN) is a trusted local marketplace where consumers go to buy services and experiences that make life more interesting and deliver boundless value. To find out more about Groupon, please visit https://about.groupon.com/press.

Forward Looking Statements

The statements contained in this release that refer to plans and expectations for the next quarter, the full year or the future are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding our future results of operations and

Exhibit 99.1
financial position, business strategy and plans and our objectives for future operations and future liquidity. The words "may," "will," "should," "could," "expect," "anticipate," "believe," "estimate," "intend," "continue" and other similar expressions are intended to identify forward-looking statements. We have based these forward looking statements largely on current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those expressed or implied in our forward-looking statements. Such risks and uncertainties include, but are not limited to, our ability to execute, and achieve the expected benefits of our go-forward strategy; execution of our business and marketing strategies; volatility in our operating results; challenges arising from our international operations, including fluctuations in currency exchange rates, legal and regulatory developments in the jurisdictions in which we operate and geopolitical instability resulting from the conflict in Ukraine; global economic uncertainty, including as a result of inflationary pressures, ongoing impacts from the COVID-19 pandemic and labor and supply chain challenges; retaining and adding high quality merchants and third-party business partners; retaining existing customers and adding new customers; competing successfully in our industry; providing a strong mobile experience for our customers; managing refund risks; retaining and attracting members of our executive and management teams and other qualified employees and personnel; customer and merchant fraud; payment-related risks; our reliance on email, internet search engines and mobile application marketplaces to drive traffic to our marketplace; cybersecurity breaches; maintaining and improving our information technology infrastructure; reliance on cloud-based computing platforms; completing and realizing the anticipated benefits from acquisitions, dispositions, joint ventures and strategic investments; lack of control over minority investments; managing inventory and order fulfillment risks; claims related to product and service offerings; protecting our intellectual property; maintaining a strong brand; the impact of future and pending litigation; compliance with domestic and foreign laws and regulations, including the CARD Act, GDPR, CPRA, other privacy-related laws and regulation of the Internet and e-commerce; classification of our independent contractors, agency workers or employees; our ability to remediate our material weakness over internal control over financial reporting; risks relating to information or content published or made available on our websites or service offerings we make available; exposure to greater than anticipated tax liabilities; adoption of tax laws; our ability to use our tax attributes; impacts if we become subject to the Bank Secrecy Act or other anti-money laundering or money transmission laws or regulations; our ability to raise capital if necessary; our ability to continue as a going concern; risks related to our access to capital and outstanding indebtedness, including our convertible senior notes; our common stock, including volatility in our stock price; our ability to realize the anticipated benefits from the capped call transactions relating to our convertible senior notes; difficulties, delays or our inability to successfully complete all or part of the announced restructuring actions or to realize the operating efficiencies and other benefits of such restructuring actions; higher than anticipated restructuring charges or changes in the timing of such restructuring charges; and those risks and other factors discussed in Part I, Item 1A. "Risk Factors" of our Annual Report on Form 10-K for the year ended December 31, 2022, and our other filings with the Securities and Exchange Commission (the "SEC"), copies of which

Exhibit 99.1
may be obtained by visiting the company's Investor Relations web site at investor.groupon.com or the SEC's web site at www.sec.gov. Groupon's actual results could differ materially from those predicted or implied and reported results should not be considered an indication of future performance.

You should not rely upon forward-looking statements as predictions of future events. Although Groupon believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. Moreover, neither Groupon nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. The forward-looking statements reflect our expectations as of the date of this release. We undertake no obligation to update publicly any forward looking statements for any reason after the date of this release to conform these statements to actual results or to changes in our expectations.

Contacts:
Investor Relations Contacts:
Jennifer Beugelmans
Megan Petrous
ir@groupon.com

Media Relations Contacts:
Nick Halliwell
Alia Lewis
press@groupon.com